Exhibit 10.1

PUT OPTION AGREEMENT

This Put Option Agreement (“Agreement”), dated effective as of February 25, 2020 (the “Effective Date”), is made by and between Allied Esports Entertainment, Inc., a Delaware corporation (the “Company”), and Lyle A. Berman (the “Investor”).

Whereas, subject to the terms and conditions set forth in this Agreement, the Company desires to obtain an option to sell to the Investor, and the Investor is willing to buy from the Company, shares of the common stock, $0.0001 par value, of the Company (“Common Stock”) for aggregate gross proceeds of up to Two Million Dollars ($2,000,000.00).

Now, Therefore, in consideration of the foregoing facts and premises hereby made a part of this Agreement, the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Put Option and Lock-Up.

(a)             Grant. In consideration of $1.00 and the other consideration set forth in the recitals to this Agreement, the sufficiency and receipt of which is hereby acknowledged, Investor hereby grants to the Company an irrevocable option (the “Option”) to sell to the Investor (or such designee chosen by Investor) newly issued shares of Common Stock (the “Option Shares”) for an aggregate Purchase Price (as defined in and calculated pursuant to Section 1(c)) of up to $2,000,000.00. The Company may, in its discretion, exercise the Option as provided herein at any time commencing on the Effective Date of this Agreement and expiring at 11:59 p.m. Irvine, California time on April 9, 2020 (such applicable period, the “Option Period”). The Option Shares are sometimes referred to herein as the “Securities.”

(b)              Exercise; Closing(s). The Company may, in its discretion, exercise the Option by providing written notice to the Investor (the “Option Notice”) at any time during the Option Period of the Company’s election to exercise the Option in full but not in part, except as provided in Section 1(d). As promptly as practicable, but in any event within 30 days after receipt of such Option Notice by the Investor (which, for the sake of clarity, may occur after the expiration of the Option Period), the parties shall consummate the sale transaction by the Company delivering the Option Shares, which shall be accepted by the Investor (the “Closing”), against the Investor’s payment of the Purchase Price (as defined below) to the Company by wire transfer of immediately available funds pursuant to instructions delivered by the Company to the Investor prior to or at the Closing. Notwithstanding the foregoing, the Investor may, upon delivering written notice to the Company, elect to hold two (2) separate Closings at which the Company will deliver one-half of the Option Shares to the Investor against the Investor’s payment of one-half of the Purchase Price to the Company. In such circumstance, the second Closing will be conducted no later than the one-month anniversary of the first Closing.

(c)              Purchase Price. The purchase price per share of Common Stock (the “Purchase Price”) will be equal to $1.963, which represents seventy-five percent (75%) of the volume-weighted average price (VWAP) of a share of Common Stock over the ten (10) trading days immediately prior to the date of this Agreement, as reported on The Nasdaq Stock Market.

(d)              Compliance with Securities Laws and Principal Market Rules. Notwithstanding anything in this Agreement to the contrary:

(i)               Exchange Cap. The total number of shares of Common Stock that may be issued under this Agreement shall be limited to 4,784,580 shares of Common Stock (the “Exchange Cap”), which equals 19.99% of the Company’s outstanding shares of Common Stock as of the date hereof (rounded down to the nearest full share), unless Company stockholder approval is obtained to issue more than such 19.99% in accordance with the rules of The Nasdaq Stock Market. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

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(ii)              Beneficial Ownership Limitation. The Company shall not issue, and the Investor shall not purchase, any Option Shares if such shares proposed to be issued and sold, when aggregated with all other shares of Common Stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder) by the Investor and its affiliates would result in the beneficial ownership by the Investor and its affiliates of more than 19.99% of the then issued and outstanding shares of Common Stock of the Company unless (A) such ownership or voting power would not be the largest ownership position in the Company, or (B) Company stockholder approval is obtained for such ownership in excess of 19.99% in accordance with the rules of The Nasdaq Stock Market.

(iii)             Equity Compensation Limitation. The Company shall not issue, and the Investor shall not purchase, any Option Shares if such issuance and purchase would be considered equity compensation under the rules of The Nasdaq Stock Market unless Company stockholder approval is obtained for such issuance in accordance with such rules.

The Option Shares to be issued by the Company at Closing, and the Purchase Price to be paid therefor, shall be appropriately reduced in order to comply with the limitations set forth in this Section 1(d).

(e)                   Lock-Up Agreement. The Investor hereby agrees that, without the prior written consent of the Company, the Investor will not, during the period commencing on the date of issuance of the Securities, and ending six (6) months after the date of such issuance, (i) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, the Securities; (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities; or (iii) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to the Securities.

2.             Investor Representations, Warranties and Covenants. The Investor represents and warrants to and agrees with the Company as follows:

(a)             The execution and delivery of this Agreement will not conflict with or result in a breach of any terms or constitute a default under any agreement or undertaking of the Investor. No notice, consent or approval by any person is necessary for the Investor to enter into or to perform its obligations under this Agreement.

(b)              The Investor’s execution and delivery of this Agreement constitutes the legal, valid and binding agreement of the Investor, and is enforceable against the Investor in accordance with its terms.

(c)              The Investor is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law. The Investor is acquiring the Securities hereunder in the ordinary course of its business.

(d)              The Investor is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

(e)              The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

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(f)              The Investor understands that its investment in the Securities involves a high degree of risk. The Investor (i) is able to bear the economic risk of an investment in the Securities including a total loss thereof, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) is familiar with the financial condition and business of the Company given his position as Chairman of the Board of the Company, and has had an opportunity to ask any questions of and receive answers from the officers of the Company with respect thereto and others matters related to an investment in the Securities. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(g)             The Investor understands that (i) the Securities may not be offered for sale, sold, assigned or transferred unless (A) registered pursuant to the Securities Act or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

3.             Company Representations, Warranties and Covenants. The Company hereby represents and warrants to and agrees with the Investor as follows:

(a)              The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any terms or constitute a default under any agreement or undertaking of the Company. The Company has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The Company’s execution and delivery of this Agreement constitutes the legal, valid and binding agreement of the Company, and is enforceable against the Company in accordance with its terms.

(b)              Upon issuance and payment therefor in accordance with the terms and conditions of this Agreement, the Securities shall be validly issued, fully paid and nonassessable and free from all taxes, liens, charges, restrictions (other than such restrictions on transfer arising under the Securities Act and the restrictions under this Agreement), rights of first refusal and preemptive rights with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock under the Company’s Certificate of Incorporation, Bylaws and the Delaware General Corporation Law, as amended.

4.             Miscellaneous.

(a)              Notices. Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic message (provided the recipient responds to the message and confirmation of both electronic messages are kept on file by the sending party); or (iii) one business day after timely deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Allied Esports Entertainment, Inc.

17877 Von Karman Avenue, Suite 300

Irvine, California, 92614

Attention: Chief Executive Officer

Email: Frank@alliedesports.com

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With a copy (which shall not constitute notice) to:

Maslon LLP

90 South 7th Street, Suite 3300

Minneapolis, MN 55402

Attention: Bradley A. Pederson

Email: Bradley.Pederson @maslon.com

If to the Investor:

Lyle Berman

c/o Maslon LLP

90 South Seventh Street, Suite 3300

Minneapolis, MN 55402

Attention: Neil I. Sell

Email: Neil.Sell@maslon.com and lb@bermancc.com

or at such other address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least one business day prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent or other communication, (B) electronically generated by the sender’s electronic mail containing the time, date and recipient email address or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of receipt in accordance with clause (i), (ii), or (iii) above, respectively.

(b)                  Governing Law and Venue. This Agreement shall be governed by the laws of the State of California without regard to its conflicts-of-law principles. The parties expressly acknowledge and agree that any judicial action to enforce any right of any party under this Agreement may be brought and maintained in the State of California, and the parties consent to the jurisdiction of the courts of the State of California, County of Orange, and the federal courts located in the Central District of the State of California. Accordingly, the parties hereby submit to the process, jurisdiction and venue of any such court. Each party hereby waives, and agrees not to assert, any claim that it is not personally subject to the jurisdiction of the foregoing courts in the State of California or that any action or other proceeding brought in compliance with this Section is brought in an inconvenient forum.

(c)                  Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief permitted by this Agreement. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Agreement will not be required to provide any bond or other security in connection with any such order or injunction.

(d)                  Entire Agreement, Successors and Assignment. The recitals are incorporated into this Agreement. This Agreement sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof. All of the terms, representations and warranties of this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns. Except with respect to designating the recipient of the Securities, Investor may not assign his rights or delegate his obligations under this Agreement.

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(e)                  Further Assurances. Each party to this Agreement will, on or at any time after the Effective Date, execute such further documents or instruments and take such further actions as may be reasonably requested by any other party to this Agreement to effect the purposes of this Agreement.

(f)                   Modification or Waiver. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party that is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof. No delay or failure on the part of any party hereto to exercise any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

(g)                  Severability. If any provision or term of this Agreement is held invalid or unenforceable for any reason, the parties agree that such invalidity shall not affect the validity of the remaining provisions of this Agreement, and further agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of such invalid provision.

(h)                  Notices. All notices or other communications hereunder will be in writing and will be deemed given on (i) the day given in person, (ii) the next business day if sent by overnight delivery service to the parties at the respective addresses set forth in the introductory paragraph of this Agreement, or (iii) two business days after the date such notice is deposited into the U.S. postal mail, first class, postage prepaid, to the parties at the respective addresses set forth in the introductory paragraph of this Agreement. The addresses of the parties for purposes of notice may be changed by either party by delivering notice of such address change in compliance with the provisions of this Agreement.

(i)                    Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute the same agreement.

Signature Page Follows

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In Witness Whereof, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

COMPANY:

ALLIED ESPORTS ENTERTAINMENT, INC.

By: /s/ Frank Ng
Frank Ng, Chief Executive Officer

INVESTOR:

/s/ Lyle Berman
Lyle A. Berman, Individually

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